Move, Inc. Announces Third Quarter 2010 Financial Results

CAMPBELL, Calif., Nov. 4, 2010 /PRNewswire-FirstCall/ -- Move, Inc. (Nasdaq: MOVE), the leader in online real estate, today reported financial results for the third quarter ended September 30, 2010.

Revenue in the third quarter of 2010 was $50.3 million, compared to $52.9 million in the third quarter of 2009.  Net income applicable to common stockholders, including discontinued operations, was $375,000, or breakeven per share, in the third quarter of 2010 compared to a net loss applicable to common stockholders of $758,000, in the third quarter of 2009. The company generated $8.4 million of cash from operating activities in the third quarter of 2010. Non-GAAP Adjusted EBITDA (earnings from continuing operations before interest, taxes, stock-based compensation and charges, depreciation, amortization and other non-recurring charges) for the third quarter of 2010 was $6.0 million, or 12 percent of revenue, as compared to $6.8 million, or 13 percent of revenue, for the third quarter of 2009.  Move, Inc. has reported adjusted EBITDA because management uses it to monitor and assess the company's performance and believes it is helpful to investors in understanding the company's business.

"In the past year, Move has made significant investments throughout the company to overhaul our technology, streamline our operations, develop an integrated product vision, and foster more solid relationships with our key real estate industry partners.  As we head into the final quarter of 2010, I am pleased to say our business has turned a corner from stabilization to growth," said Steve Berkowitz, chief executive officer at Move, Inc. "In the past few months, we have updated our agreement with the National Association of Realtors and acquired Threewide Corporation, operator of listing syndication leader ListHub.  Recent strategic product releases include the launch of FIND, a new proprietary data base for real estate professionals and Multiple Listing Services, delivery of the newly redesigned Realtor.com, and the launch of our nationally acclaimed iPhone and Android apps.  Move is focused on improving the connection between real estate professionals and consumers and our third quarter results demonstrate our relentless commitment to executing against that objective."

Third Quarter 2010 Highlights:

  Market leadership: Move maintained its leading market position, leading the industry in unique users and total engagement.  In September, the Move Network attracted 13.4 million unique users(1) who spent more than 240 million minutes on our network(1).  Visitors to the Move Network viewed more than 400 million pages, more than the next four competitors combined.
  Updated operating agreement with National Association of Realtors (NAR): Move and NAR updated their 14-year-old operating agreement to drive more competitive and rapid innovations to Realtor.com.  The updated operating agreement now provides provisions intended to streamline the development and delivery process for improvements to site features and functionalities, as well as clarifies certain areas of content now requiring NAR approval.
  Acquisition of ListHub: Move acquired Threewide Corp., operator of ListHub, the nation's largest online real estate listing syndicator and provider of advanced performance reporting solutions for brokers, real estate franchises, multiple listing services (MLSs) and real estate web sites. ListHub products and services include syndication of 2.4 million property listings from 270+ MLSs and 38,000 brokers to more than 70 real estate marketing web sites, as well as streamlined data management and reporting analysis used to monitor online listing performance.
  iPhone and Android highlight: Move launched the Realtor.com Real Estate Search Android application this week, building on the success of Move's Realtor.com iPhone app launched in January of this year.  In the past 10 months, the Realtor.com iPhone app has been downloaded 2.5 million times with users viewing approximately 8 million Listing Detail Pages.
  Launch of FIND: FIND is a sophisticated search engine designed to help MLSs provide their subscribers with fast, flexible and easy access to their data and Move's real estate content. Designed as a research tool for real estate professionals, FIND delivers robust, comprehensive and continually refreshed data in a manner designed to become a value-added search and data research solution for real estate professionals that's customized to fit each subscriber's local marketing needs. In addition, FIND subscribers have access to all active listings nationwide, and additional status information including sold, off market, and pending sales from other MLSs using the FIND application -- all accessed through an intuitive and natural-language search experience.
  Full release of Realtor.com: Move launched a redesigned Realtor.com web site backed by new technology that combines multiple search capabilities into an integrated and seamless search experience to help consumers find their next property faster while connecting with greater ease to local real estate experts matching their needs. Powered by a new platform built with proprietary technology and a new property database, the #1 homes for sale web site is now easier to navigate, and property listings and information important to the home buying process are easier to find while remaining fresh, accurate and reliable.
  Renewed MSN content agreement: With the recently renewed agreement, MSN visitors interested in searching for real estate can continue to access millions of property listings and relevant information from the Move Network by going to the Money tab located on the MSN homepage, and selecting Real Estate & Rentals. All combined, the Move Network and MSN Real Estate reach more than 19.6 million consumers per month who are searching online real estate sites.

Business Outlook

Move today provided guidance for the fourth quarter ending December 31, 2010.  For the quarter ending December 31, 2010, Move expects revenue to range between $49.0 - $50.0 million and expects to report Adjusted EBITDA margin of approximately 12 percent. For the fiscal year ending December 31, 2010, this equates to revenue guidance of approximately $198 million, with an Adjusted EBITDA target of approximately 11 percent.

Conference Call

As previously announced, Move, Inc. will host a conference call, which will be broadcast live over the Internet today, Thursday, November 4, 2010, at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time).  In order to participate in the call, please dial (877) 312-5848, or if outside the U.S., (253) 237-1155, at least five minutes prior to the 1:30 p.m. PT start time.  A live webcast and replay of the call will also be available at http://investor.move.com under the Events & Presentations menu.  An audio replay will be available between 7:30 p.m. ET, November 4, 2010, and 11:59 p.m. ET, November 18, 2010, by calling (800) 642-1687, or (706) 645-9291, with passcode 16022455.

For additional information regarding the Company's results, please go to the "SEC Filings" section at http://investor.move.com to view our annual report as filed on March 5, 2010 with the Securities and Exchange Commission on Form 10-K for the year ended December 31, 2009.  Move's Form 10-Q for the quarter ended September 30, 2010 is expected to be filed with the Securities and Exchange Commission on, or before, November 8, 2010.

Use of Non-GAAP Financial Measures

To supplement its consolidated financial statements presented in accordance with generally accepted accounting principles in the United States ("GAAP"), Move uses a non-GAAP measure of income (loss) from continuing operations excluding interest income, net, provision for income taxes, impairment of auction rate securities and litigation settlement charges and certain other non-cash and non-recurring items, principally depreciation, amortization and stock-based compensation and other charges, which is referred to as Adjusted EBITDA. The Company has also presented a non-GAAP table of Financial Data for the three and nine month periods ended September 30, 2010 and 2009 that extracts stock-based compensation under ASC Topic 718 "Compensation – Stock Compensation."  A reconciliation of these non-GAAP measures to GAAP is provided in the attached tables. These non-GAAP adjustments are provided to enhance the user's overall understanding of Move's current financial performance and its prospects for the future and should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. These non-GAAP measures are the primary basis management uses for planning and forecasting its future operations. Move believes these non-GAAP results provide useful information to both management and investors by excluding certain expenses that it believes are not indicative of its core operating results and a more consistent basis for comparison between quarters and should be carefully evaluated.

This press release may contain forward-looking statements, including information about management's view of Move's future expectations, plans and prospects, within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Move, its subsidiaries, divisions and concepts to be materially different than those expressed or implied in such statements. These risk factors and others are included from time to time in documents Move files with the Securities and Exchange Commission, including but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks. Other unknown or unpredictable factors also could have material adverse effects on Move's future results. The forward-looking statements included in this press release are made only as of the date hereof. Move cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Move expressly disclaims any intent or obligation to update any forward-looking statements to reflect subsequent events or circumstances.

ABOUT MOVE, INC ..

Move, Inc. (Nasdaq: MOVE) is the leader in online real estate with 13.4(1) million monthly visitors to its online network of web sites. Move, Inc. operates: Move.com, a leading destination for information on new homes and rental listings, moving, home and garden and home finance; Realtor.com(R), the official web site of the National Association of Realtors(R); Moving.com; SeniorHousingNet; Top Producer Systems, and ListHub. Move, Inc. is based in Campbell, California.

(1) comScore Media Metrics, September 2010

(Logo:  http://photos.prnewswire.com/prnh/20080213/MOVEINCLOGO)

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MOVE, INC. CONSOLIDATED STATEMENTS OF OPERATIONS (in thousands, except per share amounts)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
	(unaudited)		(unaudited)

Revenue	$50,256	$52,866	$148,590	$162,371
Cost of revenue (1)	10,766	12,014	32,782	37,465
Gross profit	39,490	40,852	115,808	124,906

Operating expenses: (1)
Sales and marketing	18,631	18,787	55,835	60,936
Product and web site development	8,855	7,650	25,517	20,458
General and administrative	10,877	16,226	32,366	51,227
Amortization of intangible assets	139	107	348	366
Litigation settlement	—	—	—	975
Restructuring charges	—	(1,192)	—	(1,192)
Total operating expenses	38,502	41,578	114,066	132,770
Operating income (loss) from continuing operations	988	(726)	1,742	(7,864)

Interest income, net	33	279	767	728
Earnings of unconsolidated joint venture	342	—	641	—
Impairment of auction rate securities	—	—	(19,559)	—
Other income (expense), net	(42)	1,250	(1,144)	1,741
Income (loss) from continuing operations before income taxes	1,321	803	(17,553)	(5,395)

Income tax (benefit) expense	(404)	50	(313)	227

Income (loss) from continuing operations	1,725	753	(17,240)	(5,622)

Loss from discontinued operations	—	(196)	—	(445)
Gain on disposition of discontinued operations	—	—	—	2,303
Net income (loss)	1,725	557	(17,240)	(3,764)

Convertible preferred stock dividend and related accretion	(1,350)	(1,315)	(4,024)	(3,920)
Net income (loss) applicable to common stockholders	$375	$(758)	$(21,264)	$(7,684)

Basic net income (loss) per share applicable to common stockholders:
Continuing operations	$0.00	$(0.00)	$(0.14)	$(0.06)
Discontinued operations	—	(0.00)	—	0.01
Basic net income (loss) per share applicable to common stockholders:	$0.00	$(0.00)	$(0.14)	$(0.05)

Diluted net income (loss) per share applicable to common stockholders
Continuing operations	$0.00	$(0.00)	$(0.14)	$(0.06)
Discontinued operations	—	(0.00)	—	0.01
Diluted net income (loss) per share applicable to common stockholders	$0.00	$(0.00)	$(0.14)	$(0.05)

Shares used in calculation of net income (loss) per share applicable to common stockholders:

Basic	155,711	153,344	154,957	153,139
Diluted	159,527	153,344	154,957	153,139

(1) Includes stock-based compensation as follows:

Cost of revenue	$44	$54	$136	$137
Sales and marketing	400	472	1,240	1,349
Product and web site development	453	166	1,243	493
General and administrative	875	2,919	2,792	13,291
	$1,772	$3,611	$5,411	$15,270

MOVE, INC. CONSOLIDATED BALANCE SHEETS (in thousands)
	September 30, 2010	December 31, 2009
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$155,621	$106,847
Accounts receivable, net	9,814	10,782
Other current assets	9,856	12,101
Total current assets	175,291	129,730

Property and equipment, net	21,424	21,139
Long-term investments	—	111,800
Investment in unconsolidated joint venture	7,290	6,649
Goodwill, net	24,581	16,969
Intangible assets, net	8,672	3,460
Other assets	1,288	1,548
Total assets	$238,546	$291,295

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$4,352	$5,545
Accrued expenses	18,964	18,335
Deferred revenue	15,581	15,951
Line of credit	—	64,630
Total current liabilities	38,897	104,461

Other non-current liabilities	3,527	1,096
Total liabilities	42,424	105,557

Series B convertible preferred stock	115,565	111,541

Stockholders’ equity:
Series A convertible preferred stock	—	—
Common stock	158	156
Additional paid-in capital	2,122,745	2,112,613
Accumulated other comprehensive income	374	(17,116)
Accumulated deficit	(2,042,720)	(2,021,456)
Total stockholders’ equity	80,557	74,197

Total liabilities and stockholders’ equity	$238,546	$291,295

MOVE, INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (in thousands)

	Nine Months Ended September 30,
	2010	2009
	(unaudited)
Cash flows from continuing operating activities:
Net Loss	$(17,240)	$(3,764)
Adjustments to reconcile net loss to net cash provided by continuing operating activities:
Loss from discontinued operations	—	445
Gain on disposition of discontinued operations	—	(2,303)
Depreciation	7,637	7,853
Amortization of intangible assets	348	366
Provision for doubtful accounts	(84)	1,024
Gain on sale of assets	—	(1,308)
Impairment of auction rate securities	19,559	—
Stock-based compensation and charges	5,765	15,647
Earnings of unconsolidated joint venture	(641)	—
Change in market value of embedded derivative liability	—	(536)
Other non-cash items	(153)	(83)
Changes in operating assets and liabilities, net of acquisitions and discontinued operations:
Accounts receivable	1,346	130
Other assets	1,059	(998)
Accounts payable and accrued expenses	675	155
Deferred revenue	(602)	(6,433)

Net cash provided by continuing operating activities	17,669	10,195
Net cash used in discontinued operating activities	—	(1,843)
Net cash provided by operating activities	17,669	8,352

Cash flows from investing activities:
Purchases of property and equipment	(7,838)	(7,711)
Acquisitions, net of cash acquired	(12,371)	—
Proceeds from the sale of auction rate securities	109,841	—
Principal payments on notes receivable	1,000	—
Proceeds from sale of assets	—	1,355
Proceeds from the sale of marketable equity securities	14	—
Net cash provided by (used in) continuing investing activities	90,646	(6,356)
Net cash provided by discontinued operations	—	1,739
Net cash provided by (used in) investing activities	90,646	(4,617)

Cash flows from financing activities:
Proceeds from exercise of stock options	4,467	1,859
Restricted cash	462	2,747
Gross proceeds from line of credit	64,700	—
Proceeds from loan payable	316	—
Gross principal payments on line of credit	(129,330)	—
Principal payments on loan payable	(58)	—
Tax payment related to net share settlements of restricted stock awards	(98)	(1,064)
Payments on capital lease obligations	—	(339)
Net cash provided by (used in) financing activities	(59,541)	3,203

Change in cash and cash equivalents	48,774	6,938

Cash and cash equivalents, beginning of period	106,847	108,935

Cash and cash equivalents, end of period	$155,621	$115,873

MOVE, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURE

LOSS FROM CONTINUING OPERATIONS EXCLUDING INTEREST INCOME, PROVISION FOR INCOME TAXES, STOCK-BASED COMPENSATION AND CHARGES, DEPRECIATION, AMORTIZATION,  IMPAIRMENT OF AUCTION RATE SECURITIES AND NON-RECURRING SEVERANCE COSTS (EBITDA)

(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
	(unaudited)		(unaudited)

Income (loss) from continuing operations	$1,725	$753	$(17,240)	$(5,622)

Plus:
Interest income, net	(33)	(279)	(767)	(728)
Income tax (benefit) expense	(404)	50	(313)	227
Stock-based compensation	1,772	3,611	5,411	15,270
Stock-based charges	87	111	354	377
Depreciation	2,482	2,566	7,637	7,853
Impairment of auction rate securities	—	—	19,559	—
Loss on sale of auction rate securities	—	—	1,098	—
Amortization of intangible assets, including unconsolidated joint venture	336	107	1,024	366
Litigation settlement	—	—	—	975
Restructuring charges		(1,192)	—	(1,192)
Non-recurring severance costs	—	1,093	—	3,490
Adjusted EBITDA	$5,965	$6,820	$16,763	$21,016

MOVE, INC. OPERATING RESULTS NET OF STOCK-BASED COMPENSATION EXPENSE (in thousands)
	Three Months Ended
	September 30, 2010
	(unaudited)
	As Reported	Stock-based Compensation	Excluding Stock-Based Compensation
Revenue	$50,256	$—	$50,256
Cost of revenue	10,766	(44)	10,722
Gross profit	39,490	44	39,534

Sales and marketing	18,631	(400)	18,231
Product and web site development	8,855	(453)	8,402
General and administrative	10,877	(875)	10,002
Amortization of intangibles	139	—	139
Total operating expenses	38,502	(1,728)	36,774

Operating income from continuing operations	$988	$1,772	$2,760

	Three Months Ended
	September 30, 2009
	(unaudited)
	As Reported	Stock-based Compensation	Excluding Stock-Based Compensation
Revenue	$52,866	$—	$52,866
Cost of revenue	12,014	(54)	11,960
Gross profit	40,852	54	40,906

Sales and marketing	18,787	(472)	18,315
Product and web site development	7,650	(166)	7,484
General and administrative	16,226	(2,919)	13,307
Amortization of intangibles	107	—	107
Restructuring charges	(1,192)	—	(1,192)
Total operating expenses	41,578	(3,557)	38,021

Operating income (loss) from continuing operations	$(726)	$3,611	$2,885

MOVE, INC. OPERATING RESULTS NET OF STOCK-BASED COMPENSATION EXPENSE (in thousands)

	Nine Months Ended
	September 30, 2010
	(unaudited)
	As Reported	Stock-based Compensation	Excluding Stock-Based Compensation
Revenue	$148,590	$—	$148,590
Cost of revenue	32,782	(136)	32,646
Gross profit	115,808	136	115,944

Sales and marketing	55,835	(1,240)	54,595
Product and web site development	25,517	(1,243)	24,274
General and administrative	32,366	(2,792)	29,574
Amortization of intangibles	348	—	348
Total operating expenses	114,066	(5,275)	108,791

Operating income from continuing operations	$1,742	$5,411	$7,153

	Nine Months Ended
	September 30, 2009
	(unaudited)
	As Reported	Stock-based Compensation	Excluding Stock-Based Compensation
Revenue	$162,371	$—	$162,371
Cost of revenue	37,465	(137)	37,328
Gross profit	124,906	137	125,043

Sales and marketing	60,936	(1,349)	59,587
Product and web site development	20,458	(493)	19,965
General and administrative	51,227	(13,291)	37,936
Amortization of intangibles	366	—	366
Litigation settlement	975	—	975
Restructuring charges	(1,192)	—	(1,192)
Total operating expenses	132,770	(15,133)	117,637

Operating income (loss) from continuing operations	$(7,864)	$15,270	$7,406

CONTACT: Todd Friedman, todd@blueshirtgroup.com or Stacie Bosinoff, Stacie@blueshirtgroup.com, both of The Blueshirt Group, +1-415-217-7722, for Move, Inc.